Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	June 30,	December 31,
	2014	2013
ASSETS
Cash and due from banks	$8,617	$8,570
Interest bearing deposits with banks	40	43
Cash and cash equivalents	8,657	8,613

Interest bearing time deposits with banks	249	249
Securities available for sale	154,198	126,046
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,621	1,967
Investment in unconsolidated subsidiary	4,250	4,172
Loans	278,344	277,798
Less: Allowance for loan losses	(2,358)	(2,287)
Total loans, net of allowance for loan losses	275,986	275,511
Premises and equipment, net	6,162	6,330
Other real estate owned	381	281
Bank owned life insurance and annuities	14,601	14,848
Equity investment in low income housing project	4,086	3,990
Core deposit intangible	97	119
Goodwill	2,046	2,046
Mortgage servicing rights	175	167
Accrued interest receivable and other assets	4,616	4,443
Total assets	$478,125	$448,782
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$78,138	$74,611
Interest bearing	315,191	305,034
Total deposits	393,329	379,645

Securities sold under agreements to repurchase	3,561	5,397
Short-term borrowings	2,500	8,400
Long-term debt	22,500	-
Other interest bearing liabilities	1,381	1,356
Accrued interest payable and other liabilities	3,808	4,000
Total liabilities	427,079	398,798
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,190,107 shares at June 30, 2014;
4,196,266 shares at December 31, 2013	4,746	4,746
Surplus	18,385	18,370
Retained earnings	39,337	39,118
Accumulated other comprehensive loss	(725)	(1,659)
Cost of common stock in Treasury:
555,719 shares at June 30, 2014;
549,560 shares at December 31, 2013	(10,697)	(10,591)
Total stockholders' equity	51,046	49,984
Total liabilities and stockholders' equity	$478,125	$448,782

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Interest income:
Loans, including fees	$3,662	$3,707	$7,212	$7,397
Taxable securities	535	312	890	609
Tax-exempt securities	126	147	256	298
Other interest income	2	7	3	13
Total interest income	4,325	4,173	8,361	8,317
Interest expense:
Deposits	608	736	1,229	1,493
Securities sold under agreements to repurchase	1	1	2	2
Short-term borrowings	1	-	2	-
Long-term debt	69	-	69	-
Other interest bearing liabilities	4	4	8	9
Total interest expense	683	741	1,310	1,504
Net interest income	3,642	3,432	7,051	6,813
Provision for loan losses	117	86	137	166
Net interest income after provision for loan losses	3,525	3,346	6,914	6,647
Non-interest income:
Customer service fees	290	310	558	620
Debit card fee income	215	205	418	399
Earnings on bank-owned life insurance and annuities	94	108	191	205
Trust fees	131	85	207	174
Commissions from sales of non-deposit products	88	103	200	219
Income from unconsolidated subsidiary	57	50	94	104
Fees derived from loan activity	32	52	70	112
Gain on sales of loans	56	85	85	181
Gain on sales and calls of securities	2	-	7	1
Gain from life insurance proceeds	165	-	165	-
Other non-interest income	40	57	95	117
Total non-interest income	1,170	1,055	2,090	2,132
Non-interest expense:
Employee compensation expense	1,497	1,387	2,849	2,610
Employee benefits	363	384	766	846
Occupancy	237	240	519	485
Equipment	116	114	230	234
Data processing expense	370	361	750	715
Director compensation	51	56	108	113
Professional fees	99	91	198	186
Taxes, other than income	77	119	184	242
FDIC Insurance premiums	74	82	155	172
Loss (gain) on sales of other real estate owned	29	(8)	11	(34)
Amortization of intangibles	11	11	22	22
Amortization of investment in low-income housing partnership	119	145	239	145
Other non-interest expense	358	348	706	629
Total non-interest expense	3,401	3,330	6,737	6,365
Income before income taxes	1,294	1,071	2,267	2,414
Provision for income taxes	131	62	201	399
Net income	$1,163	$1,009	$2,066	$2,015
Earnings per share
Basic	$0.28	$0.24	$0.49	$0.48
Diluted	$0.28	$0.24	$0.49	$0.48
Cash dividends declared per share	$0.22	$0.22	$0.44	$0.44
Weighted average basic shares outstanding	4,195,491	4,218,206	4,195,876	4,218,283
Weighted average diluted shares outstanding	4,195,749	4,219,606	4,196,136	4,219,570

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30,	March 31,
	2014	2014
Interest income:
Loans, including fees	$3,662	$3,550
Taxable securities	535	355
Tax-exempt securities	126	130
Other interest income	2	1
Total interest income	4,325	4,036
Interest expense:
Deposits	608	621
Securities sold under agreements to repurchase	1	1
Short-term borrowings	1	1
Long-term debt	69	-
Other interest bearing liabilities	4	4
Total interest expense	683	627
Net interest income	3,642	3,409
Provision for loan losses	117	20
Net interest income after provision for loan losses	3,525	3,389
Non-interest income:
Customer service fees	290	268
Debit card fee income	215	203
Earnings on bank-owned life insurance and annuities	94	97
Trust fees	131	76
Commissions from sales of non-deposit products	88	112
Income from unconsolidated subsidiary	57	37
Fees derived from loan activity	32	38
Gain on sales of loans	56	29
Gain on sales and calls of securities	2	5
Gain from life insurance proceeds	165	-
Other non-interest income	40	55
Total non-interest income	1,170	920
Non-interest expense:
Employee compensation expense	1,497	1,352
Employee benefits	363	403
Occupancy	237	282
Equipment	116	114
Data processing expense	370	380
Director compensation	51	57
Professional fees	99	99
Taxes, other than income	77	107
FDIC Insurance premiums	74	81
Loss (gain) on sales of other real estate owned	29	(18)
Amortization of intangibles	11	11
Amortization of investment in low-income housing partnership	119	120
Other non-interest expense	358	348
Total non-interest expense	3,401	3,336
Income before income taxes	1,294	973
Provision for income taxes	131	70
Net income	$1,163	$903
Earnings per share
Basic	$0.28	$0.22
Diluted	$0.28	$0.22
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,195,491	4,196,266
Weighted average diluted shares outstanding	4,195,749	4,196,614